UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2014

Silver Eagle Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36025 (Commission File Number)	80-0914174 (I.R.S. Employer Identification Number)

1450 2nd Street, Suite 247 Santa Monica, California (Address of principal executive offices)	90401 (Zip code)

(310) 209-7280
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On December 4, 2014, Silver Eagle Acquisition Corp. (the “Company”) received a letter from the Office of General Counsel of The Nasdaq Stock Market (“NASDAQ”) stating that a NASDAQ Hearings Panel (the “Panel”) has determined to delist the Company’s shares from NASDAQ, effective at the open of business on December 8, 2014. The Company’s shares are being delisted as a result of the Company’s failure to demonstrate compliance with NASDAQ Listing Rule 5550(a)(3) (the “Minimum Public Holders Rule”), which requires the Company to have at least 300 public holders for continued listing on the NASDAQ Capital Market. The Company does not intend to request that the Nasdaq Listing and Hearing Review Council review the Panel’s decision. The Company was also notified that NASDAQ will complete the delisting by filing a Form 25-NSE Notification of Delisting with the U.S. Securities and Exchange Commission after applicable appeal periods have lapsed.

The Company expects that its common stock, warrants and units will begin trading on the OTCQB market under the current ticker symbols “EAGL,” “EAGLW” and “EAGLU,” respectively, effective at the open of the market on December 8, 2014. The OTCQB market is generally limited to companies that are subject to and current in Securities and Exchange Commission reporting obligations.

Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to the Company’s expectations for its securities to be traded on the OTCQB market. These forward-looking statements are based on information available to the Company as of the date they were made, and should not be relied upon as representing the Company’s views as of any subsequent date. These forward-looking statements are subject to a number of risks and uncertainties, including whether trading in the Company’s securities will commence and continue on the OTCQB market or on any other quotation medium or securities exchange. As a result, actual results may be materially different from those expressed or implied by these forward-looking statements. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 5, 2014

Silver Eagle Acquisition Corp.

By:	/s/ James A. Graf
James A. Graf Vice President, Chief Financial Officer, Treasurer and Secretary